                                                       EXHIBIT 99.01

                                    FORM 11-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ANNUAL REPORT

        PURSUANT TO SECTION 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                     FOR FISCAL YEAR ENDED OCTOBER 31, 1997
                          COMMISSION FILE NUMBER 1-4171



                                 KELLOGG COMPANY
                      AMERICAN FEDERATION OF GRAIN MILLERS
                           SAVINGS AND INVESTMENT PLAN
                            (Full Title of the Plan)
                                ---------------

                                 KELLOGG COMPANY
                                (Name of Issuer)

                               ONE KELLOGG SQUARE
                        BATTLE CREEK, MICHIGAN 49016-3599
                          (Principal Executive Office)

KELLOGG COMPANY
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN
FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION
OCTOBER 31, 1997

KELLOGG COMPANY
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN


INDEX TO FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

                                                                                                 PAGE
REPORT OF INDEPENDENT ACCOUNTANTS                                                                  1

FINANCIAL STATEMENTS AS OF OCTOBER 31, 1997 AND 1996 AND FOR THE YEARS THEN
  ENDED:

   Statement of net assets available for benefits, with fund information                          2-3

   Statement of changes in net assets available for benefits, with
     fund information                                                                             4-5

   Notes to financial statements                                                                 6-10

ADDITIONAL INFORMATION:

   Item 27a - Schedule of assets held for investment
     purposes - October 31, 1997                                                                  11

   Item 27b - Schedule of loans or fixed income obligations -
     October 31, 1997                                                                            12-20

   Item 27d - Schedule of reportable transactions -
     year ended October 31, 1997                                                                  21

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Participants of the
Kellogg Company American Federation
of Grain Millers Savings and Investment Plan


In our opinion, the accompanying statements of net assets available for benefits and the related statements of changes in net assets available for benefits present fairly, in all material respects, the net assets available for benefits of the Kellogg Company American Federation of Grain Millers Savings and Investment Plan at October 31, 1997 and 1996, and the changes in net assets available for benefits for the years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the plan's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included on pages 11-21 is presented for purposes of additional analysis and is not a required part of the basic financial statements but is additional information required by ERISA. The fund information in the statements of net assets available for benefits and the statement of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for benefits and changes in net assets available for benefits of each fund. The additional information and the fund information have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



PRICE WATERHOUSE LLP

Battle Creek, Michigan
March 16, 1998

KELLOGG COMPANY                                                              2
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS, WITH FUND INFORMATION OCTOBER 31, 1997


                                                                      LOAN                BOND
                                                   TOTAL              FUND                FUND
ASSETS:
Receivables:
    Employer contributions                $         568,423   $        -          $          7,793
    Employee contributions                          280,805
    Interest                                          9,043
                                          -----------------   ----------------    ----------------
        Total receivables                           858,271                                  7,793
                                          -----------------   ----------------    ----------------

Investments:
    Plan's interest in Master Trust             208,537,576                              5,838,178
    Guaranteed investment contracts             411,867,794
    Loans to participants                         9,349,277          9,349,277
    TBC Pooled Funds Daily Liquidity                  6,205
                                          -----------------   ----------------    ----------------
        Total investments                       629,760,852          9,349,277           5,838,178
                                          -----------------   ----------------    ----------------
Total assets                                    630,619,123          9,349,277           5,845,971
                                          -----------------   ----------------    ----------------

LIABILITIES:
Benefits payable                                  2,424,218
Investment services fees payable                     77,265                                  2,416
                                          -----------------   ----------------    ----------------
Total liabilities                                 2,501,483                                  2,416
                                          -----------------   ----------------    ----------------
Net assets available for benefits         $     628,117,640   $      9,349,277    $      5,843,555
                                          =================   ================    ================

                                                    FIXED                                 COMPANY
                                                   INCOME             EQUITY               STOCK
                                                    FUND               FUND                FUND
ASSETS:
Receivables:
    Employer contributions                 $         238,347   $         157,680   $        164,603
    Employee contributions                           280,805
    Interest                                           9,043
                                           -----------------   -----------------   ----------------
        Total receivables                            528,195             157,680            164,603
                                           -----------------   -----------------   ----------------

Investments:
    Plan's interest in Master Trust                7,455,690         117,661,788         77,581,920
    Guaranteed investment contracts              411,867,794
    Loans to participants
    TBC Pooled Funds Daily Liquidity                   6,205
                                           -----------------   -----------------   ----------------
        Total investments                        419,329,689         117,661,788         77,581,920
                                           -----------------   -----------------   ----------------
Total assets                                     419,857,884         117,819,468         77,746,523
                                           -----------------   -----------------   ----------------

LIABILITIES:
Benefits payable                                   2,424,218
Investment services fees payable                      38,947              33,572              2,330
                                           -----------------   -----------------   ----------------
Total liabilities                                  2,463,165              33,572              2,330
                                           -----------------   -----------------   ----------------
Net assets available for benefits          $     417,394,719   $     117,785,896   $     77,744,193
                                           =================   =================   ================

See accompanying notes to financial statements

KELLOGG COMPANY                                                               3
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS, WITH FUND INFORMATION OCTOBER 31, 1996



                                                                             LOAN                BOND
                                                          TOTAL              FUND                FUND
ASSETS:
Receivables:
    Employer contributions                          $         553,041   $         -         $          7,926
    Employee contributions                                     14,639
    Interest                                                   53,867
                                                    -----------------   ----------------    ----------------
        Total receivables                                     621,547                                  7,926
                                                    -----------------   ----------------    ----------------

Investments:
    Plan's interest in Master Trust                       138,574,423                              6,564,519
    Interfund borrowings
    Guaranteed investment contracts                       472,790,551
    Loans to participants                                  10,692,528         10,692,528
    TBC Pooled Funds Daily Liquidity                        7,304,194
                                                    -----------------   ----------------    ----------------
        Total investments                                 629,361,696         10,692,528           6,564,519
                                                    -----------------   ----------------    ----------------
Net assets available for benefits                   $     629,983,243   $     10,692,528    $      6,572,445
                                                    =================   ================    ================


                                                            FIXED                               COMPANY
                                                           INCOME             EQUITY               STOCK
                                                            FUND               FUND                FUND
ASSETS:
Receivables:
    Employer contributions                            $         288,952   $          88,533   $        167,630
    Employee contributions                                       14,639
    Interest                                                     53,867
                                                      -----------------   -----------------   ----------------
        Total receivables                                       357,458              88,533            167,630
                                                      -----------------   -----------------   ----------------

Investments:
    Plan's interest in Master Trust                                              65,003,279         67,006,625
    Interfund borrowings                                      1,108,530          (1,108,530)
    Guaranteed investment contracts                         472,790,551
    Loans to participants
    TBC Pooled Funds Daily Liquidity                          7,304,194
                                                      -----------------   -----------------   ----------------
        Total investments                                   481,203,275          63,894,749         67,006,625
                                                      -----------------   -----------------   ----------------
Net assets available for benefits                     $     481,560,733   $      63,983,282   $     67,174,255
                                                      =================   =================   ================

See accompanying notes to financial statements

KELLOGG COMPANY                                                              4
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS, WITH FUND INFORMATION FOR THE YEAR ENDED OCTOBER 31, 1997



                                                                             LOAN                BOND
                                                          TOTAL              FUND                FUND
Contributions:
    Employer                                        $       5,934,691   $        -          $         80,574
    Employee                                               15,034,466                                223,406
    Loans repaid                                                              (4,416,624)             83,676
    Rollover from other qualified plans                       165,297                                  2,726
                                                    -----------------   ----------------    ----------------
        Total contributions                                21,134,454         (4,416,624)            390,382
                                                    -----------------   ----------------    ----------------

Earnings on Investments:
    Plan's interest in income of Master Trust              43,932,668                                491,218
    Interest income                                        30,154,510            860,847
    Investment services fees                                  (31,204)
    Trustee fees                                              (47,299)                                  (446)
                                                    -----------------   ----------------    ----------------
        Total earnings on investments, net                 74,008,675            860,847             490,772
                                                    -----------------   ----------------    ----------------

Net transfers between funds                                                                         (522,539)
Participant withdrawals                                   (96,850,090)          (620,010)         (1,020,635)
New loan distributions                                                         2,853,202             (58,340)
Net transfers between Plans                                  (158,642)           (20,666)             (8,530)
                                                    -----------------   ----------------    -----------------
Net increase (decrease)                                    (1,865,603)        (1,343,251)           (728,890)

Net assets available for benefits at
  beginning of year                                       629,983,243         10,692,528           6,572,445
                                                    -----------------   ----------------    ----------------

Net assets available for benefits at
  end of year                                       $     628,117,640   $      9,349,277    $      5,843,555
                                                    =================   ================    ================


                                                            FIXED                                     COMPANY
                                                           INCOME             EQUITY                   STOCK
                                                            FUND               FUND                     FUND
Contributions:
    Employer                                          $       2,921,957   $       1,385,918   $      1,546,242
    Employee                                                  8,100,357           4,300,164          2,410,539
    Loans repaid                                              2,464,755           1,063,095            805,098
    Rollover from other qualified plans                          57,255              44,402             60,914
                                                      -----------------   -----------------   ----------------
        Total contributions                                  13,544,324           6,793,579          4,822,793
                                                      -----------------   -----------------   ----------------

Earnings on Investments:
    Plan's interest in income of Master Trust                   402,596          22,385,085         20,653,769
    Interest income                                          29,293,663
    Investment services fees                                    (31,204)
    Trustee fees                                                (35,291)             (6,307)            (5,255)
                                                      ------------------  ------------------  ----------------
        Total earnings on investments, net                   29,629,764          22,378,778         20,648,514
                                                      -----------------   -----------------   ----------------

Net transfers between funds                                 (25,462,667)         33,614,370         (7,629,164)
Participant withdrawals                                     (80,343,553)         (8,393,711)        (6,472,181)
New loan distributions                                       (1,612,586)           (659,620)          (522,656)
Net transfers between Plans                                      78,704              69,218           (277,368)
                                                      -----------------   -----------------   ----------------
Net increase (decrease)                                     (64,166,014)         53,802,614         10,569,938

Net assets available for benefits at
  beginning of year                                         481,560,733          63,983,282         67,174,255
                                                      -----------------   -----------------   ----------------

Net assets available for benefits at
  end of year                                         $     417,394,719   $     117,785,896   $     77,744,193
                                                      =================   =================   ================


See accompanying notes to financial statements

KELLOGG COMPANY
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS, WITH FUND INFORMATION FOR THE YEAR ENDED OCTOBER 31, 1996



                                                                             LOAN                BOND
                                                          TOTAL              FUND                FUND
Contributions:
    Employer                                        $       6,643,589   $         -         $        100,981
    Employee                                               16,411,046                                275,076
    Loans repaid                                                              (5,577,494)            109,771
    Rollover from other qualified plans                        38,482
                                                    -----------------   ----------------    ----------------
        Total contributions                                23,093,117         (5,577,494)            485,828
                                                    -----------------   ----------------    ----------------

Earnings on Investments:
    Plan's interest in income of Master Trust               2,965,475                                270,576
    Interest income                                        36,025,322          1,086,360
    Investment services fees                                  (70,588)                                  (555)
    Trustee fees                                              (15,492)
                                                    -----------------   ----------------    ----------------
        Total earnings on investments, net                 38,904,717          1,086,360             270,021
                                                    -----------------   ----------------    ----------------

Net transfers between funds                                                                        1,862,524
Participant withdrawals                                  (112,865,444)        (2,653,632)           (843,331)
New loan distributions                                                         3,206,091             (85,447)
Net transfers between Plans                                    (2,130)
                                                    -----------------   ----------------    ----------------
Net increase (decrease)                                   (50,869,740)        (3,938,675)          1,689,595

Net assets available for benefits at
  beginning of year                                       680,852,983         14,631,203           4,882,850
                                                    -----------------   ----------------    ----------------

Net assets available for benefits at
  end of year                                       $     629,983,243   $     10,692,528    $      6,572,445
                                                    =================   ================    ================


                                                           FIXED                               COMPANY
                                                          INCOME             EQUITY               STOCK
                                                           FUND               FUND                FUND
Contributions:
    Employer                                         $       3,723,157   $         787,452   $      2,031,999
    Employee                                                10,182,593           2,440,596          3,512,781
    Loans repaid                                             3,376,738             858,091          1,232,894
    Rollover from other qualified plans                         37,680                                    802
                                                     -----------------   -----------------   ----------------
        Total contributions                                 17,320,168           4,086,139          6,778,476
                                                     -----------------   -----------------   ----------------

Earnings on Investments:
    Plan's interest in income of Master Trust                   (1,587)         10,087,708         (7,391,222)
    Interest income                                         34,938,962
    Investment services fees                                   (56,763)             (3,558)            (9,712)
    Trustee fees                                               (15,492)
                                                     -----------------   -----------------   -----------------
        Total earnings on investments, net                  34,865,120          10,084,150         (7,400,934)
                                                     -----------------   -----------------   ----------------

Net transfers between funds                                (15,714,715)         26,992,837        (13,140,646)
Participant withdrawals                                    (94,475,192)         (7,387,039)        (7,506,250)
New loan distributions                                      (1,946,254)           (439,240)          (735,150)
Net transfers between Plans                                       (358)             (1,178)              (594)
                                                     -----------------   ------------------  ----------------
Net increase (decrease)                                    (59,951,231)         33,335,669        (22,005,098)

Net assets available for benefits at
  beginning of year                                        541,511,964          30,647,613         89,179,353
                                                     -----------------   -----------------   ----------------

Net assets available for benefits at
  end of year                                        $     481,560,733   $      63,983,282   $     67,174,255
                                                     =================   =================   ================

See accompanying notes to financial statements

KELLOGG COMPANY                                                               6
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

NOTES TO FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF ACCOUNTING

     The Kellogg Company American Federation of Grain Millers Savings and Investment Plan ("the Plan") operates as a qualified defined contribution plan and was established under Section 401(k) of the Internal Revenue Code. The accounts of the Plan are maintained on the accrual basis. Expenses of administration are paid by Kellogg Company.

     INVESTMENTS

     All investments are reported at current quoted market values except for guaranteed insurance contracts, which are reported at contract value and represent contributions made plus interest at the contract rate. The following investments exceeded five percent of the net assets available for benefits at October 31, 1997 or 1996:


                                                               INTEREST                        OCTOBER 31,
          DESCRIPTION                                            RATE                  1997                 1996
          Brundage, Story & Rose Managed
            Synthetic GIC Fund                                  Variable         $   54,084,310      $   51,000,246
          Putnam Horizon Managed Synthetic
            GIC Fund                                            Variable             57,916,613          54,897,596
          Allstate Life Ins. GAC #5686A                          8.13%               50,073,567          46,308,672
          John Hancock GAC #5919-10001                           8.82%               28,378,237          71,360,224
          John Hancock GAC #7605                                 7.87%               50,456,501          46,775,286
          Metropolitan Life GIC                                  6.27%               37,049,089          34,863,169
          New York Life GAC #3032100                             6.72%               43,440,242          40,704,874
          Plan's Interest in Master Trust                       Variable            208,537,576         138,574,423

     ALLOCATION OF NET INVESTMENT INCOME TO PARTICIPANTS

     Net investment income related to the respective investment options is allocated monthly to participant accounts in proportion to their respective ownership at the beginning of the month.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires the Plan's management to make estimates and assumptions that affect the reported amounts of net assets available for benefits at the date of the financial statements and changes in net assets available for benefits during the reporting period. Actual results could differ from those estimates.

KELLOGG COMPANY                                                              7
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

NOTES TO FINANCIAL STATEMENTS

2.   PROVISIONS OF THE PLAN

     PLAN ADMINISTRATION

     The Plan is administered by trustees appointed by Kellogg and employees represented by the American Federation of Grain Millers.

     PLAN PARTICIPATION

     Generally, all Kellogg Company hourly employees belonging to American Federation of Grain Millers Union Local Nos. 3, 50, 211, 252, 374 and 401 are eligible to participate in the Plan.

     Subject to limitations prescribed by the Internal Revenue Service, participants may elect to contribute from 1 percent to 16 percent of their annual wages. Employee contributions not exceeding 5 percent of wages are matched by Kellogg Company at an 80 percent rate, with 12.5 percent of the Company match restricted for investment in the Kellogg Company stock fund. Employees may contribute to the Plan from their date of hire; however, the monthly contributions are not matched by the Company until the participant has completed one year of service.

     Participants of the Plan may elect to invest the contributions to their accounts as well as their account balances in an equity, bond, fixed income or Kellogg Company stock fund or a combination thereof in multiples of one percent.

     VESTING

     Participant account balances are fully vested.

     PARTICIPANT LOANS

     Participants may borrow from their fund accounts a minimum of $1,000 up to a maximum equal to the lesser of $50,000 or 50% of their account balance. Loan transactions are treated as transfers between the Loan fund and the other funds. Loan terms range from 12 to 60 months. Interest is paid at a constant rate equal to one percent over the prime rate in the month the loan begins. Principal and interest are paid ratably through monthly payroll deductions. Loans that are considered to be uncollectible at year end result in the outstanding principal being considered a hardship withdrawal from the participant's plan account.

     PARTICIPANT DISTRIBUTIONS

     Participants may elect to withdraw all or a portion of their contributions made after October 31, 1978, plus related net investment income. The withdrawal of any participant contributions which were not previously subject to income tax is restricted by Internal Revenue Service regulations. Under certain circumstances and subject to approval by the Trustees, participants may request withdrawal of a portion of Company contributions and their own contributions made prior to November 1, 1978, including net investment income thereon.

KELLOGG COMPANY                                                              8
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

NOTES TO FINANCIAL STATEMENTS

2.   PROVISIONS OF THE PLAN (CONTINUED)

     Participants who terminate employment before retirement, by reasons other than death or disability, may remain in the Plan or receive payment of their account balances in a lump sum. If the account balance is less than $3,500 the terminated participant will receive the account balance in a lump sum.

     Participants are eligible to retire from the Company at age 62, upon reaching 55 with 20 years of service, or after 30 years of service. Upon retirement, disability, or death, a participant's account balance may be received in a lump sum or installment payments.

3.   INCOME TAX STATUS

     The Plan administrator has received a favorable letter from the Internal Revenue Service regarding the Plan's qualification under applicable income tax regulations as an entity exempt from federal income taxes.

4.   MASTER TRUST

     Assets of the Plan have been combined for investment purposes with assets of the Kellogg Company Salaried Savings and Investment Plan and Kellogg Company sponsored pension plans in a Master Trust.

     The Plan has an undivided interest in the net assets held in the Master Trust in which interests are determined on the basis of cumulative funds specifically contributed on behalf of the Plan adjusted for an allocation of income. Such income allocation is based on the Plan's funds available for investment during the year.

     Master Trust net assets at October 31, 1997 and 1996 and the changes in net assets for the periods then ended are as follows:

KELLOGG COMPANY                                                              9
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLANS

NOTES TO FINANCIAL STATEMENTS
4. MASTER TRUST (CONTINUED)

                          KELLOGG COMPANY MASTER TRUST
     SCHEDULE OF ASSETS AND LIABILITIES FOR MASTER TRUST INVESTMENT ACCOUNTS


                                                        PENSION PLANS                 SAVINGS & INVESTMENT PLANS

                                                   10/31/96       10/31/97             10/31/96       10/31/97
                                                -------------------------------     -------------------------------
CASH/EQUIVALENTS:
       Non-Interest Bearing                     $        1,316  $     (535,778)    $           431   $     (32,619)
       Interest Bearing Cash                    $    2,771,776  $    2,683,385     $             0   $           0
                                                ------------------------------     -------------------------------
            TOTAL CASH/EQUIVALENTS              $    2,773,092  $    2,147,607     $           431   $     (32,619)
                                                ------------------------------     -------------------------------
RECEIVABLES                                     $   60,900,475  $  100,949,571     $       274,793   $  11,609,621
                                                ------------------------------     -------------------------------
GENERAL INVESTMENTS:
       Long Term U.S. Gov't Securities          $   50,267,438  $   26,106,325     $     7,389,825   $  18,251,094
       Short Term U.S. Gov't Securities         $            0  $            0     $       402,416   $     133,414
       Long Term U.S. Municipal Securities      $            0  $            0     $             0   $           0
       Corporate Debt - Long Term               $   14,301,477  $   39,280,506     $     7,648,217   $   7,542,524
       Corporate Debt - Short Term              $            0  $    3,142,545     $        25,139   $     100,380
       Corporate Stocks - Preferred             $    1,838,037  $    1,697,910     $             0   $           0
       Corporate Stocks - Convertible           $    5,419,318  $            0     $             0   $           0
       Corporate Stocks - Common                $  477,113,443  $  568,799,792     $   252,507,733   $ 380,020,756
       Real Estate Pooled Funds                 $   17,810,044  $            0     $             0   $           0
       Value of Interest in Pooled Funds        $    8,948,629  $   94,003,448     $       333,995   $  14,663,025
       Guaranteed Investment Contracts          $   68,035,400  $   41,790,582     $             0   $           0
                                                ------------------------------     -------------------------------
            TOTAL INVESTMENTS                   $  643,733,786  $  774,821,108     $   268,307,325   $ 420,711,193
                                                ------------------------------     -------------------------------
            TOTAL ASSETS                        $  707,407,353  $  877,918,286     $   268,582,549   $ 432,288,195
                                                ------------------------------     -------------------------------
PAYABLES
       Unsettled Trades                         $  (62,117,871) $( 103,169,276)    $             0   $ (14,289,335)
       Investment Services Fees                 $            0  $     (495,436)    $             0   $     (96,265)
                                                ------------------------------     -------------------------------
            TOTAL LIABILITIES                   $  (62,117,871) $ (103,664,712)    $             0   $ (14,385,600)
                                                ------------------------------     -------------------------------
            NET ASSETS                          $  645,289,482  $  774,253,574     $   268,582,549   $ 417,902,595
                                                ==============================     ===============================

Percentage Interest held by the Plan                       0.0%            0.0%               51.6%           49.9%


                                                               TOTAL

                                                     10/31/96        10/31/97
                                                  ---------------------------------
CASH/EQUIVALENTS:
       Non-Interest Bearing                       $        1,747    $     (568,397)
       Interest Bearing Cash                      $    2,771,776    $    2,683,385
                                                  --------------------------------
            TOTAL CASH/EQUIVALENTS                $    2,773,523    $    2,114,988
                                                  --------------------------------
RECEIVABLES                                       $   61,175,268    $  112,559,192
                                                  --------------------------------
GENERAL INVESTMENTS:
       Long Term U.S. Gov't Securities            $   57,657,263    $   44,357,419
       Short Term U.S. Gov't Securities           $      402,416    $      133,414
       Long Term U.S. Municipal Securities        $            0    $            0
       Corporate Debt - Long Term                 $   21,949,694    $   46,823,030
       Corporate Debt - Short Term                $       25,139    $    3,242,925
       Corporate Stocks - Preferred               $    1,838,037    $    1,697,910
       Corporate Stocks - Convertible             $    5,419,318    $            0
       Corporate Stocks - Common                  $  729,621,176    $  948,820,548
       Real Estate Pooled Funds                   $   17,810,044    $            0
       Value of Interest in Pooled Funds          $    9,282,624    $  108,666,473
       Guaranteed Investment Contracts            $   68,035,400    $   41,790,582
                                                  --------------------------------
            TOTAL INVESTMENTS                     $  912,041,111    $1,195,532,301
                                                  --------------------------------
            TOTAL ASSETS                          $  975,989,902    $1,310,206,481
                                                  --------------------------------
PAYABLES
       Unsettled Trades                           $  (62,117,871)   $ (117,458,611)
       Investment Services Fees                   $            0    $     (591,701)
                                                  --------------------------------
            TOTAL LIABILITIES                     $  (62,117,871)   $ (118,050,312)
                                                  --------------------------------
            NET ASSETS                            $  913,872,031    $1,192,156,169
                                                  ================================


Percentage Interest held by the Plan                        15.2%             17.5%

KELLOGG COMPANY                                                            10
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN


NOTES TO FINANCIAL STATEMENTS
4. MASTER TRUST (CONTINUED)

                          KELLOGG COMPANY MASTER TRUST
             SCHEDULE OF INCOME AND EXPENSES, CHANGES IN NET ASSETS
  AND NET INCREASE (DECREASE) IN NET ASSETS OF MASTER TRUST INVESTMENT ACCOUNTS


                                                      PENSION PLANS                   SAVINGS & INVESTMENT PLANS

                                                10/31/96           10/31/97            10/31/96           10/31/97
                                          ------------------------------------- --------------------------------------
   Transfer of Assets Into
       Investment Account                     $  60,000,541     $  187,169,786      $  471,493,020     $  441,501,150
   Earnings on Investments
       Interest                               $   7,804,578     $   10,683,275      $    1,153,223     $    1,679,043
       Dividends                              $   2,789,517     $    4,790,038      $    2,829,397     $    2,409,770
       Corporate Actions                      $   1,597,268     $       86,594      $            0     $            0
       Pooled Fund Distributions              $   4,177,043     $    2,662,638      $            0     $            0
       Miscellaneous                          $         125     $        2,762      $            0     $            0
       Net Realized Gain/(Loss)               $  26,178,076     $   84,030,675      $   18,018,388     $   10,375,664
                                              ---------------------------------     ---------------------------------
   TOTAL ADDITIONS                            $ 102,547,148     $  289,425,768      $  493,494,028     $  455,965,627
                                              ---------------------------------     ---------------------------------
   Transfer of Assets Out of
       Investment Account                     $ (38,227,387)    $ (197,877,441)     $ (437,982,138)    $ (378,952,686)
   Fees and Commissions                       $  (1,487,578)    $   (1,627,714)     $      (58,996)    $     (180,330)
                                              ---------------------------------     ---------------------------------
   TOTAL DISTRIBUTIONS                        $ (39,714,965)    $ (199,505,155)     $ (438,041,134)    $ (379,133,016)
                                              ---------------------------------     ---------------------------------
   Change in Unrealized Appreciation          $  25,931,479     $   39,043,479      $   (8,466,574)    $   72,487,435
                                              ---------------------------------     ---------------------------------
   NET CHANGE IN ASSETS                       $  88,763,662     $  128,964,092      $   46,986,320     $  149,320,046
   Net Assets at Beginning of Year            $ 556,525,820     $  645,289,482      $  221,596,229     $  268,582,549
                                              ---------------------------------     ---------------------------------
   Net Assets at End of Year                  $ 645,289,482     $  774,253,574      $  268,582,549     $  417,902,595
                                              =================================     =================================


                                                         TOTAL

                                              10/31/96           10/31/97
                                          --------------------------------------
   Transfer of Assets Into
       Investment Account                    $  531,493,561      $  628,670,936
   Earnings on Investments
       Interest                              $    8,957,801      $   12,362,318
       Dividends                             $    5,618,914      $    7,199,808
       Corporate Actions                     $    1,597,268      $       86,594
       Pooled Fund Distributions             $    4,177,043      $    2,662,638
       Miscellaneous                         $          125      $        2,762
       Net Realized Gain/(Loss)              $   44,196,464      $   94,406,339
                                             ----------------------------------
   TOTAL ADDITIONS                           $  596,041,176      $  745,391,395
                                             ----------------------------------
   Transfer of Assets Out of
       Investment Account                    $ (476,209,525)     $ (576,830,127)
   Fees and Commissions                      $   (1,546,574)     $   (1,808,044)
                                             ----------------------------------
   TOTAL DISTRIBUTIONS                       $ (477,756,099)     $ (578,638,171)
                                             ----------------------------------
   Change in Unrealized Appreciation         $   17,464,905      $  111,530,914
                                             ----------------------------------
   NET CHANGE IN ASSETS                      $  135,749,982      $  278,284,138
   Net Assets at Beginning of Year           $  778,122,049      $  913,872,031
                                             ----------------------------------
   Net Assets at End of Year                 $  913,872,031      $1,192,156,169
                                             ==================================


KELLOGG COMPANY                                                             11
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES - OCTOBER 31, 1997

                                                                                           MARKET      UNREALIZED
SECURITY DESCRIPTION                                      COST         PRICE               VALUE       GAIN/LOSS

TBC, Inc. Pooled Employee Funds
  Daily Liquidity Fund                         $           6,205       1.00       $           6,205      $   -
Loans to participants                                  9,349,277       1.00               9,349,277
Brundage Story & Rose Managed
  Synthetic GIC Fund Variable Rate                    54,084,310       1.00              54,084,310
John Hancock GAC #5919-10001
  8.82% 6/1/97                                        28,378,237       1.00              28,378,237
Putnam Horizon Managed Synthetic
  GIC Variable Rate 6/1/99                            57,916,613       1.00              57,916,613
Principal Mutual GAC #4-12130-01
  5.30% 12/1/98                                       20,920,719       1.00              20,920,719
Peoples Security Ins #BDA00378FR
  5.15% 12/1/97                                        7,437,358       1.00               7,437,358
Allstate Life Ins. GAC #5686A
  8.13% 12/1/98                                       50,073,567       1.00              50,073,567
Commonwealth Life #ADA00687FR
  7.64% 6/1/98                                        21,427,449       1.00              21,427,449
John Hancock GAC #7605
  7.87% 12/1/98                                       50,456,501       1.00              50,456,501
Commonwealth Life GIC
  6.19% 6/1/98                                         9,802,815       1.00               9,802,815
Metropolitan Life GIC
  6.27% 6/1/99                                        37,049,089       1.00              37,049,089
New York Life GIC
  6.20% 6/1/98                                        11,287,375       1.00              11,287,375
New York Life GAC # 30321002
  6.72% 6/1/00                                        43,440,242       1.00              43,440,242
Security Life of Denver #FA434
  6.54% 12/1/01                                       19,593,518       1.00              19,593,518
                                               -----------------                  -----------------
                                               $     421,223,276                  $     421,223,276      $   -
                                               =================                  =================      =====

KELLOGG COMPANY                                                              12
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1997

                                                              AMOUNT RECEIVED
                                                             DURING REPORTING
                                         ORIGINAL                  YEAR                  UNPAID
      IDENTITY AND ADDRESS                AMOUNT          ---------------------        BALANCE AT
           OF OBLIGOR                     OF LOAN         PRINCIPAL    INTEREST         YEAR END

Larry J. Thomas                          $    1,000     $      384    $       33       $      616
1431 W. Southern Ave.
South Williamsport, PA 17701

George F. Neuhauser                          22,000          2,899           847           11,431
332 Pearl St.
Lancaster, PA 17603

Kendall E. Allen                             38,000          4,206         1,542           22,482
18753 River Rd.
Three Rivers, MI 49093

Diane J. Hazen                               12,000              -             -            7,090
296 Perrett
Marshall, MI 49068

Frederick J. Moore, Jr.                      12,000          2,480           182            1,874
81 Brown Drive
Battle Creek, MI 49017

Eugene R Weeks, Jr.                          10,000              -             -            7,704
7435 1  1/2 Mile Rd.
East Leroy, MI 49051



                                                                 TERMS                            AMOUNT OVERDUE
      IDENTITY AND ADDRESS                    -----------------------------------------         --------------------
           OF OBLIGOR                         LOAN DATE       INTEREST RATE    MATURITY         PRINCIPAL   INTEREST

Larry J. Thomas                               03/31/97           9.3%          03/31/98        $      616  $  -
1431 W. Southern Ave.
South Williamsport, PA 17701

George F. Neuhauser                           09/30/94           8.8%          09/30/99            11,431        250
332 Pearl St.
Lancaster, PA 17603

Kendall E. Allen                              12/31/94           9.5%          12/31/99            22,482        712
18753 River Rd.
Three Rivers, MI 49093

Diane J. Hazen                                10/31/94           8.8%          10/31/98             7,090        103
296 Perrett
Marshall, MI 49068

Frederick J. Moore, Jr.                       09/30/94           8.8%          09/30/97             1,874         27
81 Brown Drive
Battle Creek, MI 49017

Eugene R Weeks, Jr.                           09/30/94           8.8%          09/30/99             7,704        618
7435 1  1/2 Mile Rd.
East Leroy, MI 49051

KELLOGG COMPANY                                                              13
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1997

                                                         AMOUNT RECEIVED
                                                        DURING REPORTING
                                      ORIGINAL                YEAR                   UNPAID
      IDENTITY AND ADDRESS             AMOUNT        ----------------------        BALANCE AT
           OF OBLIGOR                  OF LOAN       PRINCIPAL    INTEREST         YEAR END

William E. Shrubb, Jr.             $    7,000     $     -         $     -         $    6,683
3947 Kistler Rd
Battle Creek, MI 49017

Kenneth J. Miles                        5,000           -               -              3,374
3649 Devine Rd.
Nashville, MI 49073

Dana L. Gibson                          4,997           -               -              3,291
1200 Arms, #49
Marshall, MI 49068

Shirley M. Drake                        4,500           -               -              2,090
575 Old Highway Road
Sparta, TN 38583

Joseph A. Markovich                    25,000       2,902           1,167             15,039
7961 Poorman Rd.
Battle Creek, MI 49017

Peggy A. Erskine                        2,200           -               -              1,645
750 E. Michigan Ave., Apt. 8
Battle Creek, MI 49017



                                                               TERMS                              AMOUNT OVERDUE
      IDENTITY AND ADDRESS                 --------------------------------------------        --------------------
           OF OBLIGOR                      LOAN DATE       INTEREST RATE    MATURITY           PRINCIPAL   INTEREST

William E. Shrubb, Jr.                        10/31/94           8.8%          10/31/99        $    6,683  $     536
3947 Kistler Rd
Battle Creek, MI 49017

Kenneth J. Miles                              08/31/94           8.3%          08/31/99             3,374        139
3649 Devine Rd.
Nashville, MI 49073

Dana L. Gibson                                08/31/94           8.3%          08/31/99             3,291        249
1200 Arms, #49
Marshall, MI 49068

Shirley M. Drake                              11/30/94           8.7%          11/30/97             2,090        168
575 Old Highway Road
Sparta, TN 38583

Joseph A. Markovich                           01/31/95           9.5%          01/31/00            15,039        238
7961 Poorman Rd.
Battle Creek, MI 49017

Peggy A. Erskine                              01/31/95           9.5%          01/31/00             1,645        130
750 E. Michigan Ave., Apt. 8
Battle Creek, MI 49017

KELLOGG COMPANY                                                             14
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1997

                                                              AMOUNT RECEIVED
                                                             DURING REPORTING
                                           ORIGINAL               YEAR                   UNPAID
      IDENTITY AND ADDRESS                  AMOUNT      -----------------------        BALANCE AT
           OF OBLIGOR                       OF LOAN     PRINCIPAL      INTEREST         YEAR END
Paul L. Sharp                            $    5,283     $        -      $      -        $   3,534
70 Ardmoor
Battle Creek, MI 49017

Rhonda G. Chester                            13,000            498           165            7,726
60 Sunnyside Dr.
Battle Creek, MI 49015

Elbert J. Thurman                             8,000            126            42            6,759
1163 Little Clear Lake
Battle Creek, MI 49017

David E. Johns                                6,000          4,484            36               36
4822 Brookfield
Charlotte, MI 48813

Genevia D. Snyder                            20,000              -             -           17,092
236 Walker Dr.
Battle Creek, MI 49017

Dennis L. Ferris                              5,000              -             -            3,543
2554 Old US 27
Tekonsha, MI 49092



                                                                TERMS                            AMOUNT OVERDUE
      IDENTITY AND ADDRESS                   -----------------------------------------         --------------------
           OF OBLIGOR                        LOAN DATE       INTEREST RATE    MATURITY         PRINCIPAL   INTEREST

Paul L. Sharp                                08/31/94           8.3%          08/31/98        $    3,534  $     122
70 Ardmoor
Battle Creek, MI 49017

Rhonda G. Chester                            08/31/94           8.3%          08/31/99             7,726        159
60 Sunnyside Dr.
Battle Creek, MI 49015

Elbert J. Thurman                            02/28/95           9.5%          02/29/00             6,759        321
1163 Little Clear Lake
Battle Creek, MI 49017

David E. Johns                               02/28/95           9.5%          02/29/00                36          3
4822 Brookfield
Charlotte, MI 48813

Genevia D. Snyder                            09/30/94           8.8%          09/30/99            17,092        249
236 Walker Dr.
Battle Creek, MI 49017

Dennis L. Ferris                             11/30/94           8.8%          11/30/99             3,543        284
2554 Old US 27
Tekonsha, MI 49092

KELLOGG COMPANY                                                             15
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1997

                                                              AMOUNT RECEIVED
                                                             DURING REPORTING
                                      ORIGINAL                     YEAR                  UNPAID
      IDENTITY AND ADDRESS             AMOUNT             ----------------------       BALANCE AT
           OF OBLIGOR                  OF LOAN            PRINCIPAL    INTEREST         YEAR END
Serafina F. Lincoln                  $   27,982           $   -         $   -          $   22,026
11726 Battle Creek Highway
Bellevue, MI 49021

Phillip M. Smith                         37,000               -             -              24,580
9869  2  1/2 Mile Rd.
East Leroy, MI 49051

Sally J. Everett                          4,000               -             -               2,614
140 Parkridge Drive
Battle Creek, MI 49017

Ronald C. Locke                           6,000             195            83               3,713
4705 E. Lone Cactus Drive
Phoenix, AZ 85024

Stephen Sharp                            18,000               -             -              12,848
6591 Oak Grove Road
Burlington, MI 49029

Donald D. Richmond, Jr.                  11,000               -             -               7,509
2 NW 12th St.
Delray Beach, FL 33444



                                                                 TERMS                            AMOUNT OVERDUE
      IDENTITY AND ADDRESS                    -----------------------------------------         --------------------
           OF OBLIGOR                         LOAN DATE       INTEREST RATE    MATURITY         PRINCIPAL   INTEREST

Serafina F. Lincoln                           08/31/94           8.3%          08/31/99        $   22,026  $   1,060
11726 Battle Creek Highway
Bellevue, MI 49021

Phillip M. Smith                              08/31/94           8.3%          08/31/99            24,580      1,690
9869  2  1/2 Mile Rd.
East Leroy, MI 49051

Sally J. Everett                              08/31/94           8.3%          08/31/99             2,614        198
140 Parkridge Drive
Battle Creek, MI 49017

Ronald C. Locke                               09/30/94           8.8%          09/30/99             3,713        217
4705 E. Lone Cactus Drive
Phoenix, AZ 85024

Stephen Sharp                                 11/30/94           8.8%          11/30/99            12,848        937
6591 Oak Grove Road
Burlington, MI 49029

Donald D. Richmond, Jr.                       09/30/94           8.8%          09/30/99             7,509        603
2 NW 12th St.
Delray Beach, FL 33444

KELLOGG COMPANY                                                             16
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1997

                                                              AMOUNT RECEIVED
                                                             DURING REPORTING
                                           ORIGINAL                YEAR                  UNPAID
      IDENTITY AND ADDRESS                  AMOUNT        ---------------------        BALANCE AT
           OF OBLIGOR                       OF LOAN       PRINCIPAL    INTEREST         YEAR END
David L. Whelan                          $   12,000        $3,797     $      166       $      283
3241 Capital Ave., SW, #16B
Battle Creek, MI 49015

Arthur L. Moore                               4,000             -              -            2,247
P.O. Box 161195
Memphis, TN 38186

Leon E. Hunter                               14,141             -              -           11,516
3377 Sara Woods Dr.
Memphis, TN 38133

Tommy W. Poston                               1,000             -              -               12
15605 N. Circle
Omaha, NE 68135

Bobby L. Newson                               2,000             -              -              648
4987 Boeingshire Dr.
Memphis, TN 38116

Virgie L. Yancey                             30,000             -              -           19,608
4072 Cecil
Memphis, TN 38116



                                                                 TERMS                            AMOUNT OVERDUE
      IDENTITY AND ADDRESS                    ------------------------------------------        --------------------
           OF OBLIGOR                         LOAN DATE       INTEREST RATE    MATURITY         PRINCIPAL   INTEREST
David L. Whelan                               08/31/94           8.3%          08/31/97        $      283  $       2
3241 Capital Ave., SW, #16B
Battle Creek, MI 49015

Arthur L. Moore                               08/31/94           8.3%          08/31/98             2,247         77
P.O. Box 161195
Memphis, TN 38186

Leon E. Hunter                                06/30/95          10.0%          06/30/00            11,516        960
3377 Sara Woods Dr.
Memphis, TN 38133

Tommy W. Poston                               05/31/96           9.8%          05/31/98                12          -
15605 N. Circle
Omaha, NE 68135

Bobby L. Newson                               03/31/95          10.0%          03/31/97               648         49
4987 Boeingshire Dr.
Memphis, TN 38116

Virgie L. Yancey                              08/31/94           8.3%          08/31/99            19,608      1,483
4072 Cecil
Memphis, TN 38116

KELLOGG COMPANY                                                             17
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1997


                                                           AMOUNT RECEIVED
                                                          DURING REPORTING
                                           ORIGINAL             YEAR                     UNPAID
      IDENTITY AND ADDRESS                  AMOUNT     ---------------------           BALANCE AT
           OF OBLIGOR                       OF LOAN    PRINCIPAL    INTEREST            YEAR END

Charles R. Boydstun, Jr.                 $    3,500     $      -      $      -         $    1,706
3038 Gainsborough Cv.
Memphis, TN 38133

Terry A. Maxwell                              5,472            -             -              3,577
145 Bloomington Dr.
Brighton, TN 38011

Tyrone Redden                                 5,500            -             -              4,238
3003 Atmore
Memphis, TN 38118

David W. Yancey                              17,000            -             -             14,797
3268 Foxgate Dr.
Memphis, TN 38115

Dorothy J. Weeks                             23,000        2,423           807             12,243
7314 Isherwood
Memphis, TN 38125

Reuben Rhodes                                 3,798            -             -              1,686
1556 Crider
Memphis, TN 38111


                                                                 TERMS                            AMOUNT OVERDUE
      IDENTITY AND ADDRESS                    ------------------------------------------        --------------------
           OF OBLIGOR                         LOAN DATE       INTEREST RATE    MATURITY         PRINCIPAL   INTEREST
Charles R. Boydstun, Jr.                    12/31/94           9.5%          12/31/97        $    1,706  $     149
3038 Gainsborough Cv.
Memphis, TN 38133

Terry A. Maxwell                            08/31/94           8.3%          08/31/99             3,577        222
145 Bloomington Dr.
Brighton, TN 38011

Tyrone Redden                               03/31/95          10.0%          03/31/00             4,238        353
3003 Atmore
Memphis, TN 38118

David W. Yancey                             10/31/95           9.8%          10/31/00            14,797      1,323
3268 Foxgate Dr.
Memphis, TN 38115

Dorothy J. Weeks                            08/31/94           8.3%          08/31/99            12,243         84
7314 Isherwood
Memphis, TN 38125

Reuben Rhodes                               09/30/94           8.8%          09/30/97             1,686        111
1556 Crider
Memphis, TN 38111

KELLOGG COMPANY                                                             18
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1997


                                                              AMOUNT RECEIVED
                                                             DURING REPORTING
                                           ORIGINAL                YEAR                  UNPAID
      IDENTITY AND ADDRESS                  AMOUNT        ---------------------        BALANCE AT
           OF OBLIGOR                       OF LOAN       PRINCIPAL    INTEREST         YEAR END
James T. Hutcherson                      $   30,000     $    5,542    $    1,342       $   13,435
818 Needham Road
Drummond, TN 38023

Isaac L.J. Bradley                           12,419              -             -           10,458
3229 Ancroft Cv.
Memphis, TN 38128

Kerry R. Rhoades                              4,400              -             -            2,958
2926 Laverne Dr.
Nesbit, MS 38651

Barry W. Shearon                             19,250              -             -           12,680
P.O. Box #10
Ellendale, TN 38029

Kimberly Hodge                                4,400              -             -            2,408
4488 Berkley Woods Dr.
Memphis, TN 38125

Juanita R. Ruffin                             8,400            344           123            5,391
4283 Mt. Hood, Apt. 1
Memphis, TN 38118

Rebecca A. Williams                           3,000              -             -            2,062
4021 Los Padres
Nesbit, MS 38651



                                                                 TERMS                            AMOUNT OVERDUE
      IDENTITY AND ADDRESS                    ------------------------------------------        --------------------
           OF OBLIGOR                         LOAN DATE       INTEREST RATE    MATURITY         PRINCIPAL   INTEREST
James T. Hutcherson                        08/31/94           8.3%          08/31/99        $   13,435    $    -
818 Needham Road
Drummond, TN 38023

Isaac L.J. Bradley                         08/31/95           9.8%          08/31/00            10,458        935
3229 Ancroft Cv.
Memphis, TN 38128

Kerry R. Rhoades                           09/30/94           8.8%          09/30/99             2,958        237
2926 Laverne Dr.
Nesbit, MS 38651

Barry W. Shearon                           08/31/94           8.3%          08/31/99            12,680        959
P.O. Box #10
Ellendale, TN 38029

Kimberly Hodge                             08/31/94           8.3%          08/31/98             2,408        166
4488 Berkley Woods Dr.
Memphis, TN 38125

Juanita R. Ruffin                          11/30/94           8.8%          11/30/99             5,391         39
4283 Mt. Hood, Apt. 1
Memphis, TN 38118

Rebecca A. Williams                        01/31/95           9.5%          01/31/98             2,062         82
4021 Los Padres
Nesbit, MS 38651

KELLOGG COMPANY                                                             19
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1997

                                                              AMOUNT RECEIVED
                                                             DURING REPORTING
                                           ORIGINAL                YEAR                  UNPAID
      IDENTITY AND ADDRESS                  AMOUNT        ---------------------        BALANCE AT
           OF OBLIGOR                       OF LOAN       PRINCIPAL    INTEREST         YEAR END
L. J. Payne                              $   11,700     $        -      $      -       $    7,514
4901 Shayne Lane
Memphis, TN 38109

Issac Taylor                                 50,000              -             -           46,917
537 Whiteville
Memphis, TN 38109

Leodies Moore                                30,000              -             -           19,761
262 W. Goguac Street
Battle Creek,  MI 49015

Vernell G. Cribbs                            38,000          3,970         1,068           20,067
150 Northside Dr., E
Battle Creek, MI 49017

Julia M. Carston                              6,704              -             -            5,448
6209 Wilson Circle
Omaha, NE 68107

Richard T. Hughes                            23,000              -             -           18,446
35458 Farnhum Dr.
Newark, CA 94560

Jesse G. Gonzalez                            12,000              -             -            9,624
27848 Ormond St.
Hayward, CA 94544



                                                                 TERMS                            AMOUNT OVERDUE
      IDENTITY AND ADDRESS                    ------------------------------------------        --------------------
           OF OBLIGOR                    LOAN DATE       INTEREST RATE    MATURITY              PRINCIPAL   INTEREST
L. J. Payne                               08/31/94           8.3%          08/31/99        $    7,514  $     258
4901 Shayne Lane
Memphis, TN 38109

Issac Taylor                              03/31/96           9.3%          03/31/01            46,917      3,617
537 Whiteville
Memphis, TN 38109

Leodies Moore                             08/31/94           8.3%          08/31/99            19,761      1,495
262 W. Goguac Street
Battle Creek,  MI 49015

Vernell G. Cribbs                         08/31/94           8.3%          08/31/99            20,067        690
150 Northside Dr., E
Battle Creek, MI 49017

Julia M. Carston                          08/31/94           8.3%          08/31/99             5,448        262
6209 Wilson Circle
Omaha, NE 68107

Richard T. Hughes                         08/31/94           8.3%          08/31/99            18,446      1,395
35458 Farnhum Dr.
Newark, CA 94560

Jesse G. Gonzalez                         08/31/94           8.3%          08/31/99             9,624        728
27848 Ormond St.
Hayward, CA 94544

KELLOGG COMPANY                                                             20
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1997

                                                              AMOUNT RECEIVED
                                                             DURING REPORTING
                                           ORIGINAL                YEAR                  UNPAID
      IDENTITY AND ADDRESS                  AMOUNT        ---------------------        BALANCE AT
           OF OBLIGOR                       OF LOAN       PRINCIPAL    INTEREST         YEAR END
Teresa M. Soria                          $    5,000       $   -       $   -            $    4,310
852 Kipling Street
South San Francisco, CA 94080

Rafael G. Alejandre                          21,000           -           -                16,842
853 Billings Blvd.
San Leandro, CA 94577



                                                                 TERMS                          AMOUNT OVERDUE
      IDENTITY AND ADDRESS                    ------------------------------------------     --------------------
           OF OBLIGOR                       LOAN DATE    INTEREST RATE    MATURITY           PRINCIPAL   INTEREST
Teresa M. Soria                              10/31/94        8.8%          10/31/99        $    4,310  $     346
852 Kipling Street
South San Francisco, CA 94080

Rafael G. Alejandre                          08/31/94        8.3%          08/31/99            16,842      1,274
853 Billings Blvd.
San Leandro, CA 94577

KELLOGG COMPANY                                                             21
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS - YEAR ENDED OCTOBER 31, 1997 (1)

                                                  CURRENT VALUE AT TRANSACTION DATE
                                               ----------------------------------------         COST OF             NET
                                                     NET                        NET           SECURITIES         REALIZED
IDENTITY OF ISSUE                              PURCHASE PRICE               SALES PRICE          SOLD              GAIN
John Hancock GAC 5919-10001
  8.30% 6/1/97                                 $     2,710,187           $    45,692,174     $  45,692,174       $   -

TBC Inc. Pooled Employee Funds -
  Daily Liquidity Fund                              99,331,443               116,409,532       116,409,532

(1)Represents Plan's interest in a transaction (or a series of transactions of the same issue) in excess of five percent of the Plan's assets available at November 1, 1996.